Rock Canyon Funds
2989 West Maple Loop, Suite 210
Lehi, UT 84043

June 15, 2009

Dear Shareholder:

     We wish to provide you with some important information concerning your investment. As a shareholder of the Rock Canyon Top Flight Long-Short Fund (the “Top Flight Long-Short Fund” or the “Acquired Fund”), a series of the Rock Canyon Trust, we wish to inform you that the Board of Trustees of the Rock Canyon Funds, after careful consideration, has approved the reorganization of the Top Flight Long-Short Fund into the Quaker Long-Short Tactical Allocation Fund, which is a series of the Quaker Investment Trust (the “Surviving Fund” and, together with the Top Flight Long-Short Fund, the “Funds”). The Acquired Fund and the Surviving Fund pursue identical investment objectives, possess identical investment strategies, and are managed by the same portfolio managers.

     At the close of business on June 15, 2009, the Acquired Fund will transfer its assets to the Surviving Fund. On that date, you will receive Class A Shares of the Surviving Fund equal in aggregate net asset value to your shares of the Acquired Fund. The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the reorganization (or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund). Those Class A Shares may then be exchanged for Institutional Class Shares of the Surviving Fund, which have no sales load and do not have a Rule 12b-1 fee. Please contact your financial adviser for further information regarding exchanging Class A Shares for Institutional Class Shares. We have enclosed a Prospectus/Information Statement that describes the reorganization in greater detail and contains important information about the Surviving Fund.

     THE TRANSACTION WILL NOT REQUIRE ANY ACTION ON YOUR PART. You will automatically receive Class A Shares of the Surviving Fund in exchange for your shares of the Acquired Fund as of the closing date. If you have questions or would like to discuss alternatives, you may contact us toll-free at 1-800-869-1679. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions.

Sincerely,

/s/Jonathan N. Ferrell
Jonathan N. Ferrell
President
Rock Canyon Funds

ROCK CANYON FUNDS
2989 West Maple Loop, Suite 210
Lehi, UT 84043

PROSPECTUS/INFORMATION STATEMENT

June 15, 2009

     This Prospectus/Information Statement is being furnished to shareholders of the Rock Canyon Top Flight Long-Short Fund (the “Top Flight Long-Short Fund” or the “Acquired Fund”), a series of Rock Canyon Funds (the “Rock Canyon Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Trustees of the Rock Canyon Trust. Under the Plan, shareholders of the Acquired Fund will receive Class A Shares of the Quaker Long-Short Tactical Allocation Fund (the “Quaker Long-Short Fund” or the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), a series of the Quaker Investment Trust (the “Quaker Trust”), equal in aggregate value to the aggregate net value of the assets transferred by the Acquired Fund to the Surviving Fund, as of the closing date of the reorganization (the “Reorganization”). The front-end sales load applicable to the Class A Shares will not be charged for the Surviving Fund shares received in the Reorganization (or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund). Those Class A Shares may then be exchanged for Institutional Class Shares of the Surviving Fund, which have no sales load and do not have a Rule 12b-1 fee. Please contact your financial adviser for further information regarding exchanging Class A Shares for Institutional Class Shares. After the Reorganization is complete, the Acquired Fund and the Rock Canyon Trust will be terminated. The Reorganization is expected to be effective on or about June 15, 2009.

     The Board of Trustees of the Rock Canyon Trust believes that the Reorganization is in the best interest of the Acquired Fund and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Acquired Fund and its shareholders.

     As permitted by Rock Canyon Trust’s Agreement and Declaration of Trust, the Acquired Fund’s majority shareholders have executed a consent approving the Plan and the Reorganization. Consequently, the Acquired Fund is not asking you to vote on the Plan or to approve the Reorganization.

     The Acquired Fund is a series of the Rock Canyon Trust, a trust created under the laws of Ohio which is registered with the U.S. Securities and Exchange Commission (the “Commission”) as an open-end management investment company. The Surviving Fund is a series of the Quaker Trust, a Massachusetts business trust registered with the Commission as an open-end management investment company. The Rock Canyon Trust currently consists of one series, the Acquired Fund. The Quaker Trust consists of seven series, including the Surviving Fund. Quaker Funds, Inc. serves as the Surviving Fund’s investment manager (the “Manager”). Rock Canyon Advisory Group, Inc. (“Rock Canyon Advisers”) serves as the investment adviser to the Acquired Fund and serves as the sub-adviser to the Surviving Fund.

     This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Acquired Fund and Surviving Fund and the Reorganization. The prospectus for the Acquired Fund, which is dated February 1, 2009 (as it may be amended), has been filed with the Commission and is incorporated herein by

i

reference. The prospectus for the Surviving Fund, dated June 11, 2009, is included with this Prospectus/Information Statement.

     A Statement of Additional Information dated June 11, 2009 relating to this Prospectus/Information Statement and the Reorganization has been filed with the Commission and is incorporated by reference into this Prospectus/Information Statement. Additional information relating to the Acquired Fund is contained in its Statement of Additional Information dated February 1, 2009 (as it may be amended), and the Acquired Fund’s Annual Report to its shareholders for the fiscal year ended September 30, 2008. Additional information relating to the Surviving Fund is contained in its Statement of Additional Information dated June 11, 2009. These Statements of Additional Information and Annual Report have been filed with the Commission.

     For a free copy of any of the documents described above, you may call toll-free at 1-800-869-1679, or you may write to the Rock Canyon Trust at the address listed on the cover of this Prospectus/Information Statement. In addition, these documents may be obtained from the EDGAR database on the Commission’s Internet site at www.sec.gov. You may review and copy documents at the Commission Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the Commission, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

     This Prospectus/Information Statement and the enclosures are expected to be available to shareholders on or about June 15, 2009. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ii

TABLE OF CONTENTS

SYNOPSIS	1
The Reorganization	1
Comparison of Investment Objectives and Strategies of the Funds	1
Fees and Expenses	1
Expense Examples	3
Comparison of Sales Load and Distribution Arrangements	3
Comparison of Purchase and Redemption Procedures; Exchange Procedures; Dividends,
Distributions and Pricing	3
PRINCIPAL RISK FACTORS	6
INFORMATION ABOUT THE REORGANIZATION	7
Material Features of the Plan	7
Reasons For the Reorganization	8
Federal Income Tax Consequences	9
Shareholder Rights, Description of the Securities to be Issued	11
Capitalization	11
ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE ACQUIRED
FUND	12
Comparison of Investment Objectives, Principal Investment Strategies, and
Portfolio Management	12
Comparison of Fundamental Investment Policies	13
Performance Information	14
PRINCIPAL SHAREHOLDERS	15
ADDITIONAL INFORMATION	15
Investment Adviser	15
Principal Underwriter	16
Fund Administration and Transfer Agency Services	16
Custodians	16
Auditors	16
FINANCIAL HIGHLIGHTS	16
APPENDIX A	18
Form of Agreement and Plan of Reorganization

iii

SYNOPSIS

The Reorganization.

     The Reorganization involves the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for Class A Shares of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at their then-current market value as determined in accordance with the Acquired Fund’s valuation procedures. Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund and the Rock Canyon Trust will be liquidated and their registration under the Investment Company Act of 1940, as amended (the “1940 Act”), will be terminated. Additionally, the Rock Canyon Trust will be dissolved under Ohio state law.

     The Reorganization is intended to be a tax-free transaction for federal income tax purposes. This means that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes. This also means that the Reorganization will be a tax-free transaction for the Surviving Fund.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. The Acquired Fund does not expect to sell securities held in the portfolio in connection with effectuating the Reorganization. For more information about the Reorganization, see “Information About the Reorganization” below.

     The Manager has undertaken to bear and pay all expenses related to the costs of legal and audit services in connection with the Reorganization, of printing and mailing this Prospectus/Information Statement on Form N-14, and of deregistering the Rock Canyon Trust with the Commission and terminating the Rock Canyon Trust under Ohio law.

Comparison of the Investment Objectives and Strategies of the Funds.

     The Acquired Fund and Surviving Fund have identical investment objectives: to provide long-term growth of capital.

     The Acquired Fund and the Surviving Fund pursue identical investment strategies. Both Funds seek to achieve their objectives primarily by investing in equity securities and selling equity securities short as a hedge against adverse market conditions. The Funds’ portfolio managers follow a dynamic model that allocates their portfolios among equity asset and style classes and between securities they hold “long” and sell “short”, based on the model’s assessment of overall market direction. The Funds engage in extremely active trading of their portfolio securities; therefore, the Funds have a portfolio turnover rate that is significantly higher than other mutual funds.

     For further information about the Funds’ investment objectives and strategies, see “Comparison of the Funds — Investment Objectives, Principal Investment Strategies, and Portfolio Management.”

Fees and Expenses.

     The following table sets forth: (i) the fees and expenses of the Top Flight Long-Short Fund as of September 30, 2008; and (ii) the estimated fees and expenses of the Class A Shares of the Quaker Long-Short Fund on a pro forma basis after giving effect to the Reorganization, based on pro-forma combined assets as of March 31, 2009. (The fees and expenses for the Surviving Fund are not shown because it had not commenced operations as of the date of this Prospectus/Information Statement.)

Annual Fund Operating Expenses for the Quaker Long-Short Fund and the Top Flight Long-Short Fund

Shareholder Fees	Top Flight	Pro Forma –
(fees paid directly from your investment)	Long-Short	Quaker Long-
	Fund	Short Fund
		(Class A
		Shares) after
		Reorganization
Maximum Sales Charge (Load) Imposed on Purchases	None	5.75%[1]
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends	None	None
Redemption Fee	None[2]	None
Exchange Fee	None	None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
Investment Advisory Fees	1.95%	1.70%[3]
Distribution (12b-1) Fees	0.00%	0.25%
Dividend Expenses on Securities Sold Short[4]	0.38%	0.38%
Other Operating Expenses	2.28%	1.02%
Total Other Expenses	2.66%	1.40%[5]
Total Annual Fund Operating Expenses	4.61%	3.35%

[1]	The front-end sales charge will be waived for all Acquired Fund shareholders receiving Surviving Fund shares in connection with the Reorganization and any future purchases of Class A Shares of the Surviving Fund made by shareholders of the Acquired Fund, including reinvested dividends.
[2]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
[3]	Management fees include a sub-advisory fee of 1.20% paid by the Manager to the Surviving Fund’s sub-adviser, Rock Canyon Advisers.
[4]	When selling a stock short, the Funds incur an obligation to pay an amount equal to all cash dividends declared on the stock sold short. This payment must be disclosed as a Fund expense.
[5]	Fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more acquired funds (e.g., shares of another registered investment company) are not expected to exceed 0.01% of average net assets of the Fund and therefore these fees and expenses have been included in “Total Other Expenses.”

Expense Examples.

     The following Expense Examples are intended to help you compare the cost of investing in the Quaker Long-Short Fund with the cost of investing in the Top Flight Long-Short Fund. Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year. These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years
Top Flight Long-Short Fund	$462	$1,391	$2,328	$4,701
Pro Forma – Quaker Long-Short Fund after
Reorganization[1]	$893	$1,546	$2,220	$4,005

1	The pro forma expense example shown above does not reflect the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders who will receive Surviving Fund shares in connection with the Reorganization. If the pro forma expense example reflected the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders, the 1 year, 3 years, 5 years, and 10 years expenses would be as follows: $338; $1,030; $1,745; and $3,640, respectively.

     The projected post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Surviving Fund’s assets, many of which are beyond the control of the Surviving Fund, the Manager, and Rock Canyon Advisers.

Comparison of Sales Load and Distribution Arrangements

     The Acquired Fund offers one class of shares that does not charge a front-end sales load at the time of purchase or a contingent-deferred sales load at the time of redemption.

     The Surviving Fund offers three classes of shares: Class A, Class C, and Institutional Class. The Surviving Fund’s Class A Shares charge a front-end load of 5.75% at the time of purchase. This load will be waived for the Acquired Fund shareholders who receive Class A Shares of the Surviving Fund in connection with the Reorganization. The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the Reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.

     The Surviving Fund’s Class C Shares do not charge front-end or contingent deferred sales loads. The Surviving Fund’s Class A and Class C Shares have each adopted plans pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plans, the Class A and Class C Shares of the Surviving Fund may pay certain third parties fees at an annual rate of up to 0.25% and 1.00%, respectively, of their average daily net assets for the provision of distribution and/or shareholder support services. The Surviving Fund’s Institutional Class Shares do not charge front-end or contingent deferred sales loads, and have not adopted a plan pursuant to Rule 12b-1. After the Reorganization, you may convert your Class A Shares of the Surviving Fund for Institutional Class Shares of the Surviving Fund, and thereafter will be eligible to purchase additional Institutional Class Shares.

Comparison of Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing.

Procedures for purchasing and selling shares of the Surviving Fund are similar to those of the

Acquired Fund. The Surviving Fund also permits shareholders to exchange shares of the Surviving Fund with other funds of the Quaker Trust. Both Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary. However, the Acquired Fund requires a minimum initial investment of $5,000 ($500 for qualified retirement accounts and medical savings accounts) unless purchased through an omnibus account established by a financial intermediary. Moreover, additional investments are subject to a $1,000 minimum. The Surviving Fund requires a minimum initial investment of $2,000 ($1,000 for qualified retirement accounts) and $100 for subsequent share purchases.

     Generally, Quaker Fund shares may be exchanged for the same share class of any other Fund of the Quaker Trust without incurring any additional sales charges. Acquired Fund shareholders who receive Class A Shares of the Surviving Fund will also be able to exchange those Class A Shares for the Surviving Fund’s Institutional Class Shares. In addition, shareholders of Class A Shares of a Quaker Fund may exchange into Class A Shares of First American Prime Obligations Fund and Class C Shares of a Quaker Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”). Money Market Account shares are available only as an exchange option for Quaker Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Quaker Fund shares without the imposition of an additional sales load. An exchange involves the simultaneous redemption of shares of one Quaker Fund and purchase of shares of another Quaker Fund of the Quaker Trust at each Quaker Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction.

     Additionally, each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund’s policy is to (i) declare and pay distributions of its dividends and interest annually and (ii) distribute net short-term capital gains and net long-term gains annually although, in each case, it may do so more frequently as determined.

     The Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Both Funds have adopted procedures for valuing portfolio assets. The table below describes how each Fund prices its shares and values its portfolio securities.

Surviving Fund	Acquired Fund

Share Price. When you buy shares, you pay the	Share Price. The price you pay for your shares is based
“offering price” for the shares. The “offering price”	on the Fund’s net asset value per share.
includes any applicable sales charge, and is determined
by dividing the NAV per share by an amount equal to 1
minus the sales charge applicable to the purchase
(expressed in decimals), calculated to two decimal
places using standard rounding criteria. The number of
Fund shares you will be issued will equal the amount
invested divided by the applicable offering price for
those shares, calculated to three decimal places using
standard rounding criteria.

NAV Determination. The value of the Fund is	NAV Determination. The NAV is calculated by
determined by deducting its liabilities from the total	dividing the value of the Fund’s total assets (including
assets of the portfolio. The NAV per share is	interest and dividends accrued but not yet received)
determined by dividing the total net asset value of the	minus liabilities (including accrued expenses) by the

Fund’s applicable share class by the applicable number	total number of shares outstanding.
of shares outstanding per share class.

When determining its NAV, the Fund values cash and
receivables at their realizable amounts, and records
interest as accrued and dividends on the ex-dividend
date. The Fund generally utilizes two independent
pricing services to assist in determining a current market
value for each security. If market quotations are readily
available for portfolio securities listed on a securities
exchange or on the NASDAQ National Market System,
the Fund values those securities at the last quoted sale
price or the official closing price of the day,
respectively, or, if there is no reported sale, within the
range of the most recent quoted bid and ask prices. The
Fund values over-the-counter portfolio securities within
the range of the most recent bid and ask prices. If
portfolio securities trade both in the over-the-counter
market and on a stock exchange, the Fund values them
according to the broadest and most representative
market.

Fair Valuation. The Fund expects to price most of its	Fair Valuation. The Fund’s assets are generally valued
securities based on the current market values as	at their current market value. If market prices are not
discussed above. Securities and assets for which market	available or, in Rock Canyon Advisers’ opinion, market
quotations are not readily available will be valued at fair	prices do not reflect fair value, or if an event occurs after
value. The Fund has adopted fair valuation procedures	the close of trading (but prior to the time the NAV is
to value securities at fair market value in those	calculated) that materially affects fair value, Rock
circumstances as described above, and the Trust has	Canyon Advisers will value the Fund’s assets at their
established a Valuation Committee that is responsible	fair value according to policies approved by, and under
for determining when fair valuing a security is necessary	the ultimate supervision of, the Fund’s Board. For
and appropriate. Securities and assets for which market	example, if trading in a portfolio security is halted as
quotations are not readily available may be valued based	permitted by the Commission and does not resume
upon valuation methods that include: (i) multiple of	before the Fund calculates its NAV, Rock Canyon
earnings; (ii) yield to maturity with respect to debt	Advisers may need to price the security using the Fund’s
issues; (iii) discounts from market prices of similar	fair value pricing policies. Without a fair value price,
freely traded securities; or (iv) a combination of these	short term traders could take advantage of the arbitrage
methods. Securities may also be priced using fair value	opportunity and dilute the NAV of long term investors.
pricing methods when their closing prices do not reflect	Fair valuation of the Fund’s portfolio securities can
their market values at the time the Fund calculates its	serve to reduce arbitrage opportunities available to short
NAV because an event had occurred since the closing	term traders, but there is no assurance that fair value
prices were established on the domestic or foreign	pricing policies will prevent dilution of the Fund’s NAV
exchange or market but before the Fund’s NAV	by short term traders. The Board will review all
calculation. Once a fair value has been determined by	securities fair valued by the adviser on an ongoing basis.
the Valuation Committee, the Fund’s Board will be
notified within two (2) business days by the Valuation
Committee of such fair value determination. The
Valuation Committee is comprised of the Fund’s Chief
Compliance Officer (who is an employee of Manager
and the Chief Compliance Officer of the Manager) and
the Portfolio Compliance Manager and a Senior Officer
of the Manager. In addition, a member of the Quaker
Trust’s Audit Committee is responsible for monitoring
the fair valuation process.

PRINCIPAL RISK FACTORS.

The principal risks of investments in the Acquired Fund and Surviving Fund are identical.

Management risk	The strategy used by the Funds’ portfolio managers may fail to achieve the intended results and may entail more risk than other stock funds.

Company risk	The value of the Funds may decrease in response to the activities and financial prospects of an individual company in their portfolios.

Smaller company risk	To the extent the Funds invest in smaller capitalization companies, the
Funds will be subject to additional risks. These include: (i) the earnings and prospects of smaller companies are more volatile than larger companies; (ii)
smaller companies may experience higher failure rates than do larger companies; (iii) the trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies; and
(iv) smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Volatility risk	Equity securities tend to be more volatile than other investment choices.
The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Funds’ shares.

Market risk	Overall stock market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Style risk	To the extent the Funds invest in a particular style, such as “small capitalization growth” or “large capitalization value,” the Funds may be subject to additional risks. If the portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect, the security’s price may decrease in value. For example, if the Funds invest in a style that emphasizes “value stocks,” the market may not agree with the portfolio managers’ determination that a security is undervalued, and the security’s price may not increase to what the portfolio managers believe is its full value. It may even decrease in value.

Sector risk	If the Funds’ portfolios are overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Funds than a fund that is not overweighted in that sector.

Short sale risk	The Funds engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than “long” positions (purchases). You should be aware that any strategy that includes selling securities short could suffer significant losses.
Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Funds’ returns, and may result in higher taxes.

Higher expenses

The Funds will indirectly bear their proportionate share of any fees and expenses paid by the exchange traded funds in which they invest in addition to the fees and expenses payable directly by the Funds. Therefore, the Funds will incur higher expenses, many of which may be duplicative.

Portfolio turnover risk

Because the Funds have very high portfolio turnover, they will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Funds’ total returns, and the Funds therefore must significantly outperform the market in order to generate a return comparable to market returns. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Funds’ after-tax performance.

Non-diversification risk

As non-diversified funds, the Funds’ portfolios may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund. The Funds’ share price could fall if the Funds are heavily invested in a particular security and the price of that security falls.

INFORMATION ABOUT THE REORGANIZATION

Material Features of the Plan.

     The Plan sets forth the terms and conditions of the Reorganization. Certain provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Prospectus/Information Statement.

     At the consummation of the Reorganization, which is expected to occur at the close of business on or about June 15, 2009, (the “Effective Time”), all of the assets and liabilities of the Acquired Fund will be transferred to the Surviving Fund in exchange for Class A Shares of the Surviving Fund, such that at and after the Effective Time, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at their then-current market value as determined in accordance with the Acquired Fund’s valuation procedures and shares of the Surviving Fund to be issued to the Acquired Fund shall be valued at their then-current net asset value determined in accordance with the Surviving Fund’s valuation procedures. Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund. Those Class A Shares may then be exchanged for Institutional Class Shares of the Surviving Fund, which have no sales load and do not have a Rule 12b-1 fee. Please contact your financial adviser for further information regarding exchanging Class A Shares for Institutional Class Shares. Following the completion of the Reorganization, the Acquired Fund will be liquidated and the registration of the Rock Canyon Trust and the Acquired Fund under the 1940 Act will be terminated.

          The Plan provides that the Acquired Fund’s Board of Trustees will declare a dividend or dividends, as necessary, with respect to the Acquired Fund prior to the Effective Time. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Acquired Fund all undistributed ordinary income earned and net capital gains recognized up to and including the time at which the Acquired Fund’s net asset value is determined for purposes of the Reorganization (the “Valuation Date”). The shareholders of the Acquired Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.

     The stock transfer books of the Rock Canyon Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the Valuation Date, which is the day immediately preceding the Effective Time. Redemption requests received thereafter by the Rock Canyon Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Rock Canyon Trust’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be issued. Any special options relating to a shareholder’s account in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.

     The Reorganization is subject to a number of conditions as set forth in the Plan attached hereto as Appendix A. The Rock Canyon Trust, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Acquired Fund or the Surviving Fund under the Plan. The Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing: (i) by mutual consent by the Rock Canyon Trust and Quaker Trust; (ii) by the Quaker Trust if certain conditions have not been fulfilled, or waived by it; and (iii) by the Rock Canyon Trust if certain conditions have not been fulfilled, or waived by it. The Plan provides further that the Plan may be amended only by mutual consent of the Rock Canyon Trust and the Quaker Trust in writing.

     The Manager has undertaken to bear and pay all expenses related to the costs of legal and audit services in connection with the Reorganization, of printing and mailing this Prospectus/Information Statement on Form N-14, and of deregistering the Rock Canyon Trust with the Commission and terminating the Rock Canyon Trust under Ohio law.

Reasons For Reorganization.

     The Acquired Fund’s Board considered the Reorganization at a meeting held on March 26, 2009, and approved the Plan. In considering the Plan, the Board received information from representatives of the Quaker Trust and Rock Canyon Advisers detailing the Reorganization, including: (i) the specific terms of the Plan, including information regarding comparative expenses; (ii) the proposed plans for ongoing management, distribution and operation of the Surviving Fund; (iii) the management, financial position and business of the Manager and its affiliates; and (iv) the impact of the Reorganization on the Acquired Fund and its shareholders. In approving the Reorganization, the Board of the Acquired Fund determined that (i) participation in the Reorganization is in the best interest of the Acquired Fund’s shareholders; and (ii) the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization.

     In making this determination, the Board of the Acquired Fund considered a number of factors, including the following:

  The investment objectives, strategies, and risks of the Acquired Fund and the Surviving Fund are identical;
  The Acquired Fund’s portfolio managers will serve as the portfolio manager for the Surviving Fund;

  The management fees with respect to the Surviving Fund are less than the management fees with respect to the Acquired Fund;
  The total expense ratio of the Surviving Fund is expected to be significantly less than the total expense ratio of the Acquired Fund;
  The future prospects of the Acquired Fund if the Reorganization were not effected, including the Acquired Fund’s continuing viability as a series of the Rock Canyon Trust;
  Shareholders of the Acquired Fund will benefit from the enhanced services provided by industry-leading mutual fund service providers;
  Shareholders of the Acquired Fund will have the opportunity to diversify into a broad range of investments through the exchange privilege with the other funds of Quaker Trust;
  Shareholders of the Acquired Fund will likely benefit from economies of scale as a result of the Manager's efforts to increase the size of the Surviving Fund;
  The Reorganization is intended to be tax-free for federal income tax purposes for shareholders of the Acquired Fund; and
  The Acquired Fund’s shareholders will not bear any costs of the Reorganization.

Federal Income Tax Consequences

     Each Fund intends to qualify as of the Effective Time as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. Consummation of the transaction is subject to the condition that the Rock Canyon Trust receive an opinion from Stradley Ronon Stevens & Young, LLP, subject to appropriate factual assumptions and customary representations, to the effect that for federal income tax purposes:

     (i) The acquisition by the Surviving Fund of all of the assets of the Acquired Fund in exchange for the Surviving Fund shares to be issued, as described in the Plan, and the assumption by Surviving Fund of the liabilities of Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Surviving Fund shares in complete liquidation of the Acquired Fund, should qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Surviving Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (ii) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Surviving Fund in exchange solely for the Surviving Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

     (iii) No gain or loss will be recognized by the Surviving Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for voting shares of the Surviving Fund (to be issued in accordance with Section 1 hereof) and the assumption by the Surviving Fund of the liabilities of the Acquired Fund pursuant to Section 1032(a) of the Code;

     (iv) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Surviving Fund shares to its shareholders in complete liquidation of the Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;

     (v) The basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the basis of these assets to the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

     (vi) The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

     (vii) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for voting shares (including fractional shares to which they may be entitled) of the Surviving Fund, pursuant to Section 354(a) of the Code;

     (viii) The basis of the Surviving Fund shares received by the shareholders of the Acquired Fund in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

     (ix) The holding period of the Surviving Fund shares received by the shareholders of the Acquired Fund in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code; and

     (x) The Surviving Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Income Tax Regulations.

     Neither the Rock Canyon Trust nor Quaker Trust has sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position.

     Capital losses can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains. The Surviving Fund will inherit the tax attributes of the Acquired Fund, including any available capital loss carryforwards, as of the closing date. In general, it is not expected that any such capital loss carryforwards will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.

     After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes. You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

     Although the Acquired Fund has substantially similar investment objectives and principal strategies as the Surviving Fund, some portion of the Acquired Fund’s securities holdings may be sold prior to or immediately following the Reorganization. To the extent that the Acquired Fund’s securities holdings are sold prior to the Reorganization, the proceeds of such sales will be held in temporary investments or reinvested in assets that the Surviving Fund may hold. The possible need for the Acquired Fund to dispose of certain portfolio investments prior to the Reorganization could result in selling such investment at a disadvantageous time. The sale of securities either prior to the Reorganization or shortly thereafter could result in the Acquired Fund or the Surviving Fund realizing gains (which may be taxable) or losses that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transactional costs.

Shareholder Rights, Description of the Securities to be Issued

     The Acquired Fund is organized as a series of the Rock Canyon Trust, which is a trust organized under the laws of the State of Ohio. The Surviving Fund is organized as a separate series of the Quaker Trust, which is a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares of beneficial interest. The shares of the Acquired Fund shares have no par value while the shares of the Surviving Fund have a par value of $0.01 per share. The operations of the Acquired Fund and the Surviving Fund are governed by their trust documents; by-laws; and Ohio and Massachusetts state law, respectively. Each Fund must also adhere to the 1940 Act, the rules and regulations promulgated by the Commission thereunder, and any applicable state securities laws.

     Each of the Funds is governed by a board of trustees. The composition of the boards of trustees differs between the two funds, both in terms of membership and the number of independent trustees. Both Funds indemnify their respective trustees and officers against liabilities and expenses incurred in connection with their proceedings relating to their positions with the Funds, except if the trustee or officer would otherwise be subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

     Under Rock Canyon Trust’s trust agreement, the Acquired Fund’s shareholders have the power to vote only (i) for the election or removal of Trustees; (ii) with respect to any contract as to which shareholder approval is required by the 1940 Act; (iii) with respect to any termination or reorganization of the Rock Canyon Trust or any of its series; (iv) with respect to certain amendments of its trust agreement; (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Rock Canyon Trust or its shareholders; and (vi) with respect to such additional matters relating to the Rock Canyon Trust as may be required by the 1940 Act, the trust agreement, the by-laws, or any registration of the Rock Canyon Trust with the Commission or any state, or as the Rock Canyon Trust’s Trustees may consider necessary or desirable.

     Under Quaker Trust’s declaration of trust, the Surviving Fund’s shareholders have to the power to vote (i) for the election Trustees; (ii) for the removal of Trustees; (iii) with respect to any contract as to which shareholder approval is required by the 1940 Act; (iv) with respect to certain amendments of the declaration of trust; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Quaker Trust or its shareholders; (iv) with respect to such additional matters relating to the Quaker Trust as may be required by law, its declaration of trust, its by-laws, or any regulation of the Quaker Trust by the Commission or any state, or as the Trustees may consider desirable.

     Neither Fund is required to hold an annual shareholder meeting. A special meeting of the Acquired Fund may be called by its Board or upon the written request of shareholders owning at least 25% of the shares entitled to vote; a special meeting of the Surviving Fund may be called by its Board of Trustees or upon the shareholders of a series or class holding in the aggregate not less than 10% of the outstanding shares of such series or class. If a shareholder meeting is held, the Funds have substantially similar notice, quorum, and voting requirements. Both Funds typically require a majority vote of the shares present to decide any questions related to a particular matter, except a plurality shall elect a trustee.

Capitalization.

       The capitalization table, as of March 31, 2009, sets forth the capitalization of the Surviving Fund,

and the estimated capitalization of the Surviving Fund as adjusted to give effect to the proposed Reorganization. The Surviving Fund has not yet commenced operations but will do so at the time the Reorganization. The following are examples of the number of shares of the Surviving Fund that would have been exchanged for the shares of the Acquired Fund if the Reorganization had been consummated on March 31, 2009 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs. Each shareholder of the Acquired Fund will receive the number of full and fractional shares of the Surviving Fund equal in value to the value (as of the last Valuation Date) of the shares of the Acquired Fund. The Surviving Fund is a new fund, without assets or liabilities, and is being created solely for the purpose of acquiring the assets and liabilities of the Acquired Fund. The Acquired Fund will be the accounting survivor for financial statement purposes.

		Pro Forma – Quaker
		Long-Short Fund after
	Top Flight Long-Short	Reorganization
	Fund (unaudited)*	(estimated)

Net assets (millions)	$3,334,750	$3,334,750
Total shares outstanding	325,969.788	325,969.788
Net asset value per share	$10.23	$10.23

* As of March 31, 2009.

     This information is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and the Surviving Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Acquired Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Surviving Fund that actually will be received on or after such date.

     ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE ACQUIRED FUND

Comparison of Investment Objectives, Principal Investment Strategies, and Portfolio Management

     The investment objectives, principal investment strategies, and portfolio management of the Funds are identical. The following table describes such objectives, strategies and management:

Investment Objectives Principal Investment Strategies

Each Fund’s investment objective is long-term growth of capital.

Each Fund seeks to achieve its objectives primarily by investing in equity securities and selling equity securities short as a hedge against adverse market conditions. The Funds’ portfolio manager, Rock Canyon Advisers, follows a dynamic model that allocates each Fund’s portfolio among equity asset and style classes and between securities it holds “long” and sells “short”, based on the model’s assessment of overall market direction. Rock Canyon Advisers engages in extremely active trading of the Funds’ portfolio securities; therefore each Fund has a portfolio turnover rate that is significantly higher than other mutual funds.

When each Fund invests in common stocks of individual

12

companies, it will generally invest in companies within specific sectors (e.g. retail, consumer staples, technology) and within those sectors, specific styles (e.g., small cap value, large cap growth) that Rock Canyon Advisers’ proprietary sector and style models indicate have the greatest potential for upward price movement. The models measure various characteristics such as price-to-earnings ratio, market capitalization and price momentum.

Both Funds may also take “long” and “short” positions in exchange traded funds such as Standard & Poor’s Depositary Receipts (commonly referred to as SPDRs) and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQ). Both Funds will use these instruments to increase exposure to sectors that Rock Canyon Advisers’ model indicates have the greatest potential for upward price movement, and to decrease exposure to sectors the Rock Canyon Advisers’ model indicates have the greatest potential for downward price movement.

Each Fund is a non-diversified Fund, which means that the Fund may take a larger position in a small number of companies than a diversified fund.

Portfolio Management

Jonathan Ferrell and Todd Draney of Rock Canyon Advisers are responsible for overseeing the investment strategies for both Funds. Mr. Ferrell and Mr. Draney are owners of Rock Canyon Advisers. Following the Reorganization they may earn greater revenues as a result of the Reorganization and may be considered to have an interest in the transaction.

Comparison of Fundamental Investment Policies.

     The fundamental investment restrictions of the Acquired Fund and the Surviving Fund are identical. The following table describes such fundamental investment restrictions:

Fundamental Investment Restrictions
Borrowing

A Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities

A Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Commission or its staff.

13

Underwriting

A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate

A Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage- related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities

A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans

A Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration

A Fund will not invest 25% or more of its total assets in a particular industry. A Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Performance Information.

     The Surviving Fund will not commence investment operations until the closing of the Reorganization, and therefore does not have any performance information to disclose. It is expected that as a result of the Reorganization, the Surviving Fund will succeed to the performance and financial history of the Acquired Fund.

*            *               *

     More information about the Acquired Fund and the Surviving Fund is included in: (i) the Acquired Fund’s Prospectus dated February 1, 2009 (as it may be amended), which is incorporated by reference herein and considered a part of this Prospectus/Information Statement; (ii) the Statement of Additional Information dated February 1, 2009 (as it may be amended) relating to the Acquired Fund’s Prospectus (iii) the Surviving Fund’s Prospectus, which accompanies this Prospectus/Information Statement and is incorporated by reference and considered a part of this Prospectus/Information Statement; (iv) the Statement of Additional Information dated June 11, 2009 relating to the Surviving Fund’s Prospectus; and (v) the Statement of Additional Information dated June 11, 2009 relating to this Prospectus/Information Statement, which is incorporated by reference herein.

     You may request free copies of the Acquired Fund’s Prospectus or Statement of Additional (including any supplement) by calling 1-(800) 869-1679 or by writing via U.S. mail to Rock Canyon Funds, c/o Mutual Shareholder Services, LLC (“Mutual Shareholder Services”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. You may request free copies of the Surviving Fund’s Statement of Additional Information or the Statement of Additional Information relating to this Prospectus/Information Statement, by calling (800) 220-8888, or by writing to Quaker Trust, c/o U.S. Bancorp Fund Services, LLC (“U.S. Bancorp Fund Services”), Milwaukee, WI 53201-0701.

     This Prospectus/Information Statement, which constitutes part of a Registration Statement filed by the Quaker Trust with the Commission under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Surviving Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

     Each Fund also files proxy materials, reports, and other information with the Commission in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the Commission in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the Commission’s website (www.sec.gov).

PRINCIPAL SHAREHOLDERS

     As of March 31, 2009, the officers and Trustees of the Acquired Fund as a group owned or controlled less than 1% of the Fund. As of March 31, 2009, the following shareholders owned, of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the Acquired Fund.

Name and Address of Record or Beneficial Owner	Percentage of Acquired Fund

Charles Schwab & Co., Inc.	52.71%
FBO Its Customers
San Francisco, CA 94104

National Financial Services Corp.	36.14%
FBO Its Customers
New York, NY 10281

     The percentage of the Surviving Fund that would be owned by the above named shareholders upon consummation of the Reorganization is expected to be the same.

ADDITIONAL INFORMATION

     Investment Adviser. The Acquired Fund’s investment adviser is the Rock Canyon Advisory Group, Inc., located at 2989 W. Maple Loop, Lehi, UT 84043. For its services to the Acquired Fund, the Rock Canyon Advisory Group, Inc. is entitled to a fee of 1.95% of the Fund’s average daily net assets,

     The Surviving Fund’s investment manager is Quaker Funds, Inc., located at 309 Technology Drive, Malvern, PA 19355. Quaker Funds, Inc. oversees the Surviving Fund’s sub-adviser and recommends to the Quaker Trust’s Board whether to hire, terminate or replace a sub-adviser. For its services, Quaker Funds, Inc. is entitled to a fee of 1.70% of the Fund’s average daily net assets. Quaker Funds, Inc. has entered into a separate sub-advisory agreement with Rock Canyon Advisory Group, Inc. (“sub-adviser”) and compensates the sub-adviser out of the investment advisory fees it receives from the Surviving Fund. The sub-adviser has discretionary responsibility for investment assets and the portfolio management of the Surviving Fund.

     Principal Underwriter. The Acquired Fund does not have a principal underwriter. Quasar Distributors, LLC (“Quasar”), located at 615 E. Michigan St., Milwaukee, WI 53202, serves as the Surviving Fund’s distributor. As the distributor, it has agreed to use reasonable efforts to distribute the Fund’s Class A and Class C Shares. Quasar is not obligated to sell any certain number of shares of the Surviving Fund, and does not receive any fee or other compensation from the Surviving Fund under its distribution agreement with the Surviving Fund other than the Rule 12b-1 fees received in connection with the sale of Class A and Class C Shares of the Surviving Fund. Quasar is a wholly owned subsidiary of U.S. Bancorp and is affiliated with U.S. Bancorp Fund Services, which is the transfer agent for the Surviving Fund.

     Fund Administration and Transfer Agency Services. Mutual Shareholder Services serves as the Acquired Fund’s transfer, dividend paying, and shareholder servicing agent, and performs fund accounting and administration services for the Acquired Fund. For all services provided under the fund accounting and administration services agreement, the Acquired Fund pays Mutual Shareholder Services a fee computed daily and paid monthly of a percentage of the Acquired Fund’s net assets.

     Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, serves as the Surviving Fund’s fund accountant and administrator. For its services, the Quaker Trust pays BBH an annual fee, paid monthly based on the aggregate average net assets, as determined by valuations made as of the close of business at the end of the month. The Surviving Fund is charged its pro rata share of such expenses. U.S. Bancorp Fund Services serves as the Surviving Fund’s transfer, dividend paying, and shareholder servicing agent.

     Custodians. UMB Bank, N.A., 928 Grand Blvd., 10th Floor, Kansas City, MO 64106, is custodian of the Acquired Fund’s investments. For the custodial services, UMB Bank, N.A. receives a fee, paid monthly, based on the average net assets of the Acquired Fund, as determined by valuations made as of the close of business day of the month.

     BBH serves as the custodian for the Surviving Fund’s assets. For its services, BBH is paid a fee based on the net asset value of the Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH and the Quaker Trust from time to time.

     Auditors. Sanville & Company, located at 1514 Old York Road, Abington, PA 19001, serves as the independent registered public accounting firm to the Acquired Fund.

     PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Surviving Fund.

FINANCIAL HIGHLIGHTS

     The annual financial statements and financial highlights of the Acquired Fund for the fiscal period ended September 30, 2008 have been audited by Sanville & Company, independent public registered accounting firm, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Prospectus/Information Statement in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing. A free copy of the Annual Report is available upon request as described on the first page of this Prospectus/Information Statement.

     Because the Surviving Fund had not commenced operations as of the date of this Prospectus/Information Statement, there are no financial statements or financial highlights available for this Fund.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), made as of this [___] day of [___], 2009, by and between Quaker Investment Trust (the “Acquiring Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 309 Technology Drive, Malvern, PA 19355, on behalf of its series, the Quaker Long-Short Tactical Allocation Fund (“Acquiring Fund”) and Rock Canyon Funds (the “Rock Canyon Trust”), a trust created under the laws of the State of Ohio, with its principal place of business at 2989 West Maple Loop, Suite 210, Lehi, UT 84043, on behalf of its series, the Top Flight Long-Short Fund (“Acquired Fund”). (The Acquiring Trust, on behalf of the Acquiring Fund, and the Rock Canyon Trust, on behalf of the Acquired Fund, are hereinafter collectively referred to as the “parties”). Quaker Funds, Inc., a Pennsylvania corporation, joins this Agreement solely for the purposes of Section 10.

PLAN OF REORGANIZATION

     The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Trust on behalf of the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Trust on behalf of the Acquiring Fund of all of the Liabilities (as defined in Section 1 below) of the Acquired Fund; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund currently is a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities (as defined in Section 1 below) of the Acquired Fund.

AGREEMENT

     In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the Acquired Fund

             (a) Upon satisfaction of the conditions precedent described in Section 9 hereof, the Rock Canyon Trust will convey, transfer and deliver to the Acquiring Trust on behalf of the Acquiring Fund, at the Closing, all of the then-existing assets of the Acquired Fund (the “Assets”). In consideration thereof, the Acquiring Trust agrees at the Closing (i) that the Acquiring Fund shall assume and pay when due all obligations and liabilities of the Acquired Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3 hereof), whether absolute, accrued, contingent or otherwise (but not including fees and expenses in connection with this Agreement to be paid by persons as provided in Section 10 hereof) (collectively, the “Liabilities”); and (ii) that the Acquiring Trust shall deliver to the Rock Canyon Trust, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, with $0.01 par value per share, of the Acquiring Fund equal in number and value to the number and value of full and fractional shares of beneficial interest of the Acquired Fund outstanding at the time of calculation of the Acquired Fund’s net asset value (“NAV”) as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock

Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Trust shall distribute to the Acquired Fund’s shareholders the shares of the Acquiring Fund in accordance with this Agreement and the resolutions of the Board of Trustees of the Acquiring Trust (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

     (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Acquiring Trust will establish an open account of the Acquiring Fund for each shareholder of the Acquired Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, with $0.01 par value per share, of the Acquiring Fund equal to the number of full and fractional shares of beneficial interest which such shareholder holds in the Acquired Fund at the time of calculation of the Acquired Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Acquired Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place. At the time of calculation of the Acquired Fund’s NAV on the Valuation Date, the NAV per share of the shares of the Acquiring Fund shall be deemed to be the same as the NAV per share of the shares of the Acquired Fund. On the Effective Date of the Reorganization, each certificate, if any, representing shares of the Acquired Fund will be deemed to represent the same number of shares of the Acquiring Fund. Simultaneously with the crediting of the shares of the Acquiring Fund to the shareholders of record of the Acquired Fund, the shares of the Acquired Fund held by such shareholders shall be cancelled.

     (c) Certificates representing shares of beneficial interest of the Acquiring Fund will not be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form. Upon request, each shareholder of the Acquired Fund will have the right to deliver the shareholder’s share certificates of the Acquired Fund, if any, to the Acquiring Trust in exchange for book entries establishing the shareholder’s ownership of shares of the Acquiring Fund equal to the number of shares of the Acquired Fund owned by such shareholder; provided that, a shareholder need not deliver such share certificates to the Acquiring Trust unless the shareholder so desires and shall irrespective of any delivery of such share certificates receive ownership of shares of the Acquiring Fund equal to the number of shares of the Acquired Fund owned by such shareholder. As soon as practicable following the Closing, the Rock Canyon Trust shall dissolve the Acquired Fund.

2. Valuation

     (a) The NAV of the Acquired Fund shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Rock Canyon Trust’s currently effective prospectus and statement of additional information with respect to the Acquired Fund.

     (b) The NAV of a share of beneficial interest of the Acquired Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Rock Canyon Trust’s currently effective prospectus and statement of additional information with respect to the Acquired Fund.

3. Closing and Valuation Date

     (a) The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Acquired Fund to the Acquiring Trust on behalf of the Acquiring Fund in exchange for the assumption and payment, when due, by the Acquiring Fund of the Liabilities of the Acquired Fund; and (ii) the issuance and delivery of the Acquiring Fund’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final shareholder approval of this Agreement, the Closing shall occur on [_____], 2009 or such other date as the officers of the parties may mutually agree, and shall be effective on the next business day following the Valuation Date (“Effective Date of the Reorganization”). The Closing shall take place at the principal office of the Acquiring Trust, 309 Technology Drive, Malvern, PA 19355 at approximately 10:00 a.m. Eastern standard time on the Valuation Date.

     (b) Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Trust or Rock Canyon Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable in the judgment of the Acquiring Trust and Rock Canyon Trust.

     (c) The Rock Canyon Trust shall provide, as of the Closing, for delivery of those Assets of the Acquired Fund to be transferred to the Custodian of the Acquiring Fund. Also, the Rock Canyon Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the shares of beneficial interest of the Acquired Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief.

     (d) The Acquiring Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Acquiring Fund to be delivered at the Closing to said transfer agent registered in such manner as the Rock Canyon Trust may request, or provide evidence satisfactory to the Rock Canyon Trust in such manner as the Rock Canyon Trust may request that such shares of beneficial interest of the Acquiring Fund have been registered in an open account of the Acquiring Fund on the books of the Acquiring Trust.

4. Representations and Warranties by the Rock Canyon Trust

The Rock Canyon Trust represents and warrants to the Acquiring Trust that:

     (a) The Rock Canyon Trust is a trust created under the laws of the State of Ohio on November 14, 2002 and is validly existing and in good standing under the laws of that State. The Rock Canyon Trust, of which the Acquired Fund is a series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Acquired Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital.

     (b) The Rock Canyon Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of the Acquired Fund. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable, has full voting rights, and redeemable.

     (c) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2008, audited by Sanville & Company, copies of which have been delivered to the Acquiring Trust, the Acquired Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2009, copies of which will have been furnished to the Acquiring Trust (if available), and the unaudited financial statements for the Rock Canyon Trust for the most recent month ended prior to the Closing, copies of which will have been furnished to the Acquiring Trust, fairly present the financial position of the Rock Canyon Trust as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

     (d) The books and records of the Rock Canyon Trust and the Acquired Fund, including FIN 48 workpapers and supporting statements, made available to the Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Rock Canyon Trust and the Acquired Fund.

     (e) The statement of assets and liabilities of the Acquired Fund to be furnished by the Rock Canyon Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the NAV of the Acquired Fund and each of the outstanding shares of beneficial interest of the Acquired Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) At the Closing, the Rock Canyon Trust will, on behalf of the Acquired Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (g) The Rock Canyon Trust has the necessary power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

     (h) The Rock Canyon Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

     (i) The Rock Canyon Trust, on its own behalf and on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Agreement and the Reorganization by the Board of Trustees of the Rock Canyon Trust and, with respect to the Acquired Fund, by the shareholders of the Acquired Fund. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement has been validly authorized, executed and delivered by the Rock Canyon Trust, on its own behalf and on behalf of the Acquired Fund, and this Agreement constitutes the legal, valid and binding obligation of the Rock Canyon Trust and the Acquired Fund, enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

     (j) Neither the Rock Canyon Trust nor the Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (k) Neither the Rock Canyon Trust nor the Acquired Fund has any unamortized or unpaid organizational fees or expenses.

     (l) The Rock Canyon Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and the consummation of the transactions contemplated by the Agreement will not cause the Acquired Fund to fail to be qualified as a RIC as of the Closing.

5. Representations and Warranties by the Acquiring Trust

The Acquiring Trust represents and warrants to the Rock Canyon Trust that:

     (a) The Acquiring Trust is a business trust created under the laws of the Commonwealth of Massachusetts on October 24, 1990 and is validly existing and in good standing under the laws of that Commonwealth. The Acquiring Trust, of which the Acquiring Fund is a series, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing. As of the Closing, the post-effective amendment filed in connection with the registration of shares of the Acquiring Fund shall be effective.

     (b) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, with $0.01 par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund, if any, is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and may be sold and redeemed and have full voting rights.

     (c) At the Closing, shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are currently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

     (d) The Acquiring Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are then being conducted by the Rock Canyon Trust and the Acquired Fund.

     (e) The Acquiring Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

     (f) The Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, has, or will have at the time of Closing, full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, and this Agreement constitutes the legal, valid and binding obligation enforceable against the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

      (g) Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (h) The books and records of the Acquiring Trust and the Acquiring Fund, including FIN 48 workpapers and supporting statements, made available to the Rock Canyon Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Trust and the Acquiring Fund.

     (i) The Acquiring Fund is, and will be at the time of Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the Assets and Liabilities of the Acquired Fund.

     (j) The Acquiring Trust has elected, or intends to elect, to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a RIC from and after the Closing.

6.	Representations and Warranties by the Rock Canyon Trust and the Acquiring Trust

     The Rock Canyon Trust and the Acquiring Trust each represents and warrants to the other, with respect to itself and each of the Acquired Fund or Acquiring Fund, respectively, that:

      (a) Except as discussed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (c) It has duly and timely filed, on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or Acquiring Fund. On behalf of the Acquired Fund and Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. To its knowledge, no return filed by it, on behalf of the Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or Acquiring Fund, as appropriate.

     (d) All information provided to the Rock Canyon Trust by the Acquiring Trust, and by the Rock Canyon Trust to the Acquiring Trust, for inclusion in, or transmittal with, an Information Statement on Form N-14 with respect to this Agreement does not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (e) Except in the case of the Rock Canyon Trust with respect to the approval of this Agreement and the Reorganization by the required vote of the Acquired Fund’s shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws or applicable state laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7. Covenants of the Rock Canyon Trust

     (a) The Rock Canyon Trust covenants to operate the business of the Acquired Fund as currently conducted between the date hereof and the Closing.

     (b) The Rock Canyon Trust undertakes that the Rock Canyon Trust and the Acquired Fund will not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

     (c) The Rock Canyon Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

      (d) The Rock Canyon Trust will at the Closing provide the Acquiring Trust with:

     (i) A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund;

     (ii) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation,

     (A) the name, address and taxpayer identification number of each shareholder of record,

      (B) the number of shares of beneficial interest held by each shareholder,

     (C) the dividend reinvestment elections applicable to each shareholder, and

     (D) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder,

for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief; and

     (iii) All FIN 48 workpapers and supporting statements pertaining to the Rock Canyon Trust and Acquired Fund.

     (e) The Board of Trustees of the Rock Canyon Trust shall take all actions reasonably necessary to obtain the approval from the Acquired Fund’s shareholders of the transactions contemplated herein. The Board of Trustees of the Rock Canyon Trust shall cause to be prepared, filed with the United States Securities and Exchange Commission (the “Commission”), and mailed to each shareholder of record of the Acquired Fund, an Information Statement on Form N-14 that complies in all material respects with the applicable provisions of the 1940 Act and the 1934 Act, and the respective rules and regulations thereunder.

     (f) The Rock Canyon Trust shall supply to the Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section. In addition, the Rock Canyon Trust shall supply a schedule of portfolio investments as of the Valuation Date. The schedule of portfolio investments will present fairly the portfolio investments of the Acquired Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis. The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of Rock Canyon Trust, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

8. Covenants of the Acquiring Trust

     (a) The Acquiring Trust covenants that the shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

     (b) The Acquiring Trust covenants (i) to establish and organize the Acquiring Fund so that it may conduct its business in substantially the same manner as the business of the Acquired Fund is currently conducted; or (ii) to the extent that the Acquiring Fund will not be managed in substantially the same manner as the Acquired Fund, to seek the approval of shareholders of the Acquired Fund for any changes that are proposed for the Acquiring Fund only if such changes require approval under the 1940 Act.

     (c) The Acquiring Trust covenants that by the Closing, the federal and other Tax returns and reports required by law to be filed by it and the Acquiring Fund, if any, on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) The Acquiring Trust will file with the Commission an Information Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time the Acquired Fund’s shareholders approve this Agreement and the Reorganization, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.	Conditions Precedent to be Fulfilled by the Rock Canyon Trust and the Acquiring Trust

     The respective obligations of the Rock Canyon Trust and the Acquiring Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

     (a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice-President and by the Secretary or equivalent officer of the party.

     (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

     (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall have been instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement, the Reorganization and the transactions contemplated hereby for the Acquired Fund shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

     (e) That the Acquired Fund shall have declared a distribution or distributions prior to the Valuation Date, as applicable, that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

       (f) That all required consents of other parties and all other consents, orders and permits of federal,

state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Acquired Fund and/or Acquiring Fund.

  (g) That prior to or at the Closing, the Rock Canyon Trust and the Acquiring Trust, on behalf of the Acquiring Fund, shall each receive an opinion from Stradley Ronon Stevens & Young, LLP (“Stradley”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts and the State of Ohio, the terms of this Agreement and in accordance with customary representations provided by the Acquiring Trust and the Rock Canyon Trust in certificates delivered to Stradley, as to the Acquiring Fund and the Acquired Fund:

     (i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for the Acquiring Fund shares to be issued pursuant to Section 1 hereof and the assumption by Acquiring Fund of the Liabilities of Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, should qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (ii) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

     (iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund pursuant to Section 1032(a) of the Code;

     (iv) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;

     (v) The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of these assets to the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

     (vi) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

     (vii) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund, pursuant to Section 354(a) of the Code;

     (viii) The basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

     (ix) The holding period of the Acquiring Fund shares received by the shareholders of the Acquired Fund in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code; and

     (x) The Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Income Tax Regulations.

     (h) That the Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from Thompson Hine LLP, counsel to the Rock Canyon Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (i) The Rock Canyon Trust was formed as a trust under the laws of the State of Ohio on November 14, 2002, and is validly existing and in good standing under the laws of the State of Ohio;

     (ii) The Rock Canyon Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Rock Canyon Trust and of the Acquired Fund; and assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Rock Canyon Trust, and that all other outstanding shares of the Acquired Fund were issued, sold and paid for in accordance with the terms of the Acquired Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and is redeemable;

     (iii) The Rock Canyon Trust is an open-end management investment company registered as such under the 1940 Act;

     (iv) Except as disclosed in the Acquired Fund’s currently effective prospectus, to such counsel’s knowledge, there is no material suit, action, or legal or administrative proceeding pending or threatened against the Rock Canyon Trust, the unfavorable outcome of which would materially and adversely affect the Rock Canyon Trust or the Acquired Fund;

     (v) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Rock Canyon Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Ohio laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

     (vi) Neither the execution, delivery nor performance of this Agreement by the Rock Canyon Trust violates any provision of its Amended and Restated Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Rock Canyon Trust is a party or by which the Rock Canyon Trust is otherwise bound; and

     (vii) This Agreement has been validly authorized, executed and delivered by the Rock Canyon Trust and represents the legal, valid and binding obligation of the Rock Canyon Trust and is enforceable against the Rock Canyon Trust in accordance with its terms.

     In giving the opinions set forth above, Thompson Hine LLP may state that it is relying on certificates of the officers of the Rock Canyon Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Rock Canyon Trust.

     (i) That the Rock Canyon Trust shall have received an opinion in form and substance reasonably satisfactory to it from Stradley, counsel to the Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (i) The Acquiring Trust was formed as a business trust under the laws of the Commonwealth of Massachusetts on October 24, 1990, and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

     (ii) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, with $0.01 par value per share, of the Acquiring Trust and of the Acquiring Fund. Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Acquiring Trust’s Agreement and Declaration of Trust and By-Laws, and that all other shares of the Acquiring Fund will be issued, sold and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share will be validly issued, fully paid, non-assessable and will have full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, will be redeemable;

     (iii) The Acquiring Trust is an open-end management investment company registered as such under the 1940 Act;

     (iv) Except as disclosed in the Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Trust, the unfavorable outcome of which would materially and adversely affect the Acquiring Trust or the Acquiring Fund;

       (v) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid, will be non-assessable by the Acquiring Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

     (vi) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

     (vii) Neither the execution, delivery nor performance of this Agreement by the Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Acquiring Trust is a party or by which the Acquiring Trust is otherwise bound; and

     (viii) This Agreement has been validly authorized, executed and delivered by the Acquiring Trust and represents the legal, valid and binding obligation of the Acquiring Trust and is enforceable against the Acquiring Trust in accordance with its terms.

     In giving the opinions set forth above, Stradley may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

     (j) That the Acquiring Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (k) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the shares lawfully to be delivered to the shareholders of the Acquired Fund.

     (l) That at the Closing, the Rock Canyon Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets of the Acquired Fund and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

10.	Fees and Expenses

     The fees and expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, which fees and expenses shall include the costs of legal and audit services in connection with the Reorganization, of printing and mailing an Information Statement on Form N-14, and of deregistering the Rock Canyon Trust with the Commission and terminating the Rock Canyon Trust under Ohio law shall be borne by Quaker Funds, Inc.

11. Termination; Waiver; Order

     (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing as follows:

       (1) by mutual consent of the Rock Canyon Trust and the Acquiring Trust;

     (2) by the Acquiring Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquiring Trust; or

     (3) by the Rock Canyon Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Rock Canyon Trust.

     (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the Rock Canyon Trust and the Acquiring Trust.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Rock Canyon Trust or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement; provided, however, that Quaker Funds, Inc.’s obligations under Section 10 shall remain in full force and effect.

     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Rock Canyon Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

     (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Rock Canyon Trust nor the Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Rock Canyon Trust or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Rock Canyon Trust or the Board of Trustees of the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12. Liability of the Acquiring Trust and the Rock Canyon Trust

     (a) Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Rock Canyon Trust nor the Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the trustees, officers, employees or agents of the Acquiring Trust, or any of them.

     (b) Each party acknowledges and agrees that all obligations of the Rock Canyon Trust under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Rock Canyon Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series of the Rock Canyon Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Rock Canyon Trust, the trustees, officers, employees or agents of the Rock Canyon Trust, or any of them.

13. Cooperation and Exchange of Information

     The Acquiring Trust and the Rock Canyon Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any tax position. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

14. Entire Agreement and Amendments

     This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

15. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16. Notices

     Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

The Rock Canyon Trust:

Rock Canyon Trust
2989 West Maple Loop, Suite 210
Lehi, UT 84043
Attn: Jonathan Ferrell

With a copy (which shall not constitute notice) to:

Thompson Hine LLP
312 Walnut Street, 14th Floor,
Cincinnati, Ohio 45202
Attention: Donald S. Mendelsohn

To the Acquiring Trust:

Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
Attn: Timothy Richards

With a copy (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, 26th Floor
Philadelphia, PA 19103
Attention: Jonathan M. Kopcsik

17.	Governing Law

     This Agreement shall be governed by and carried out in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

18.	Effect of Facsimile Signature

     A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19. Publicity.

     Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20. Confidentiality.

     (a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

     (b) In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21. Headings.

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the Rock Canyon Trust and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Rock Canyon Funds, on behalf of the
Acquired Fund

By: ______________________________

Name:______________________________

Title:______________________________

Quaker Investment Trust, on behalf of the
Acquiring Fund

By:______________________________

Name:______________________________

Title:______________________________

Solely for purposes of Section 10

Quaker Funds, Inc.

By:______________________________

Name:______________________________

Title:______________________________